INVESCO ENERGY FUND                                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:       10/31/2011
FILE NUMBER:             811-3826
SERIES NO.:              1

74U.            1  Number of shares outstanding (000's Omitted)
                   Class A                       19,991
                2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                   Class B                        2,367
                   Class C                        6,215
                   Class Y                        1,772
                   Investor Class                11,701
                   Institutional Class              417

74V.            1  Net asset value per share (to nearest cent)
                   Class A                 $      39.13
                2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                   Class B                 $      35.78
                   Class C                 $      34.91
                   Class Y                 $      39.16
                   Investor Class          $      39.00
                   Institutional Class     $      39.88

INVESCO GOLD & PRECIOUS METALS FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:       10/31/2011
FILE NUMBER:             811-3826
SERIES NO.:              2

74U.            1  Number of shares outstanding (000's Omitted)
                   Class A                       24,760
                2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                   Class B                        4,526
                   Class C                        6,840
                   Class Y                        1,473
                   Investor Class                23,696

74V.            1  Net asset value per share (to nearest cent)
                   Class A                 $      10.16
                2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                   Class B                 $       9.88
                   Class C                 $      10.50
                   Class Y                 $      10.27
                   Investor Class          $      10.22

INVESCO LEISURE FUND                                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:       10/31/2011
FILE NUMBER:             811-3826
SERIES NO.:              4

74U.            1  Number of shares outstanding (000's Omitted)
                   Class A                        1,491
                2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                   Class B                          144
                   Class C                          333
                   Class R                           32
                   Class Y                          123
                   Investor Class                 7,585

74V.            1  Net asset value per share (to nearest cent)
                   Class A                 $      34.79
                2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                   Class B                 $      33.17
                   Class C                 $      32.04
                   Class R                 $      34.57
                   Class Y                 $      34.86
                   Investor Class          $      34.71

INVESCO TECHNOLOGY FUND                                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:       10/31/2011
FILE NUMBER:             811-3826
SERIES NO.:              6

74U.            1  Number of shares outstanding (000's Omitted)
                   Class A                        8,577
                2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                   Class B                          847
                   Class C                          885
                   Class Y                           96
                   Investor Class                11,628
                   Institutional Class               20

74V.            1  Net asset value per share (to nearest cent)
                   Class A                $       33.37
                2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                   Class B                $       31.05
                   Class C                $       30.22
                   Class Y                $       33.31
                   Investor Class         $       33.12
                   Institutional Class    $       36.21


INVESCO FINANCIAL SERVICES FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD AND 73A

FOR PERIOD ENDING:       10/31/2011
FILE NUMBER:             811-3826
SERIES NO.:              8

72DD.           1  Total income dividends for which record date passed during the period. (000's Omitted)
                   Class A                 $        246
                2  Dividends for a second class of open-end company shares (000's Omitted)
                   Class B                           28
                   Class C                           79
                   Class Y                           10
                   Investor Class                   787

73A.               Payments per share outstanding during the entire current period: (form nnn.nnnn)
                1  Dividends from net investment income
                   Class A                 $     0.0529
                2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                   Class B                 $     0.0491
                   Class C                 $     0.0491
                   Class Y                 $     0.0542
                   Investor Class          $     0.0529


INVESCO UTILITIES FUND                                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:           10/31/2011
FILE NUMBER:                 811-3826
SERIES NO.:                  9

72DD.                        1  Total income dividends for which record date passed during the period. (000's Omitted)
                                Class A                                                      $          2,847
                             2  Dividends for a second class of open-end company shares (000's Omitted)
                                Class B                                                      $            185
                                Class C                                                      $            199
                                Class Y                                                      $             30
                                Investor Class                                               $            882
                                Institutional Class                                          $            110

73A.                            Payments per share outstanding during the entire current period: (form nnn.nnnn)
                             1  Dividends from net investment income
                                Class A                                                      $         0.2035
                             2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                                Class B                                                      $         0.1437
                                Class C                                                      $         0.1449
                                Class Y                                                      $         0.2254
                                Investor Class                                               $         0.2052
                                Institutional Class                                          $         0.2344


74U.                         1  Number of shares outstanding (000's Omitted)
                                Class A                                                                14,909
                             2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                Class B                                                                 1,245
                                Class C                                                                 1,547
                                Class Y                                                                   170
                                Investor Class                                                          4,218
                                Institutional Class                                                       486


74V.                         1  Net asset value per share (to nearest cent)
                                Class A                                                      $          16.55
                             2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                                Class B                                                      $          16.59
                                Class C                                                      $          16.72
                                Class Y                                                      $          16.69
                                Investor Class                                               $          16.69
                                Institutional Class                                          $          16.56

INVESCO VAN KAMPEN AMERICAN VALUE FUND                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:           10/31/2011
FILE NUMBER:                 811-3826
SERIES NO.:                  10

72DD.                        1  Total income dividends for which record date passed during the period. (000's Omitted)
                                Class A                                                      $            954
                             2  Dividends for a second class of open-end company shares (000's Omitted)
                                Class B                                                      $             78
                                Class R                                                      $              7
                                Class Y                                                      $            321
                                Institutional Class                                          $             12

73A.                            Payments per share outstanding during the entire current period: (form nnn.nnnn)
                             1  Dividends from net investment income
                                Class A                                                      $         0.0420
                             2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                                Class B                                                      $         0.0378
                                Class R                                                      $         0.0087
                                Class Y                                                      $         0.0757
                                Institutional Class                                          $         0.0998


74U.                         1  Number of shares outstanding (000's Omitted)
                                Class A                                                                21,788
                             2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                Class B                                                                 1,859
                                Class C                                                                 2,833
                                Class R                                                                   875
                                Class Y                                                                 4,187
                                Institutional Class                                                       207

74V.                         1  Net asset value per share (to nearest cent)
                                Class A                                                      $          26.64
                             2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                                Class B                                                      $          24.26
                                Class C                                                      $          23.94
                                Class R                                                      $          26.62
                                Class Y                                                      $          26.73
                                Institutional Class                                          $          26.75

INVESCO VAN KAMPEN COMSTOCK FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:           10/31/2011
FILE NUMBER:                 811-3826
SERIES NO.:                  13

72DD.                        1  Total income dividends for which record date passed during the period. (000's Omitted)
                                Class A                                                      $         36,815
                             2  Dividends for a second class of open-end company shares (000's Omitted)
                                Class B                                                      $          2,975
                                Class C                                                      $          1,424
                                Class R                                                      $          1,015
                                Class Y                                                      $         14,710
                                Institutional Class                                          $          1,648

73A.                            Payments per share outstanding during the entire current period: (form nnn.nnnn)
                             1  Dividends from net investment income
                                Class A                                                      $         0.1056
                             2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                                Class B                                                      $         0.1052
                                Class C                                                      $         0.0478
                                Class R                                                      $         0.0863
                                Class Y                                                      $         0.1247
                                Institutional Class                                          $         0.1410


74U.                         1  Number of shares outstanding (000's Omitted)
                                Class A                                                               336,207
                             2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                Class B                                                                25,178
                                Class C                                                                28,486
                                Class R                                                                11,958
                                Class Y                                                               127,270
                                Institutional Class                                                    18,570

74V.                         1  Net asset value per share (to nearest cent)
                                Class A                                                      $          15.23
                             2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                                Class B                                                      $          15.23
                                Class C                                                      $          15.23
                                Class R                                                      $          15.23
                                Class Y                                                      $          15.23
                                Institutional Class                                          $          15.23

INVESCO US MID CAP VALUE FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:           10/31/2011
FILE NUMBER:                 811-3826
SERIES NO.:                  18

74U.                         1  Number of shares outstanding (000's Omitted)
                                Class A                                                                 1,380
                             2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                Class B                                                                     5
                                Class C                                                                    10
                                Class Y                                                                 4,131

74V.                         1  Net asset value per share (to nearest cent)
                                Class A                                                      $          35.99
                             2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                                Class B                                                      $          35.61
                                Class C                                                      $          35.61
                                Class Y                                                      $          36.43

INVESCO VAN KAMPEN MID CAP GROWTH FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:           10/31/2011
FILE NUMBER:                 811-3826
SERIES NO.:                  23

74U.                         1  Number of shares outstanding (000's Omitted)
                                Class A                                                                42,488
                             2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                Class B                                                                 4,883
                                Class C                                                                 4,224
                                Class R                                                                   447
                                Class Y                                                                 1,662
                                Institutional Class                                                        48

74V.                         1  Net asset value per share (to nearest cent)
                                Class A                                                      $          27.93
                             2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                                Class B                                                      $          24.52
                                Class C                                                      $          24.03
                                Class R                                                      $          27.71
                                Class Y                                                      $          28.40
                                Institutional Class                                          $          28.40

INVESCO VAN KAMPEN SMALL CAP VALUE FUND                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:           10/31/2011
FILE NUMBER:                 811-3826
SERIES NO.:                  24

74U.                         1  Number of shares outstanding (000's Omitted)
                                Class A                                                                77,406
                             2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                Class B                                                                 2,715
                                Class C                                                                 9,617
                                Class Y                                                                40,086

74V.                         1  Net asset value per share (to nearest cent)
                                Class A                                                      $          16.82
                             2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                                Class B                                                      $          15.27
                                Class C                                                      $          15.01
                                Class Y                                                      $          17.04

INVESCO VAN KAMPEN VALUE OPPORTUNITIES FUND                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:           10/31/2011
FILE NUMBER:                 811-3826
SERIES NO.:                  26

74U.                         1  Number of shares outstanding (000's Omitted)
                                Class A                                                                78,715
                             2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                Class B                                                                 8,964
                                Class C                                                                11,340
                                Class R                                                                 1,990
                                Class Y                                                                 1,287
                                Institutional Class                                                       381

74V.                         1  Net asset value per share (to nearest cent)
                                Class A                                                      $           9.06
                             2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                                Class B                                                      $           8.93
                                Class C                                                      $           8.86
                                Class R                                                      $           9.05
                                Class Y                                                      $           9.03
                                Institutional Class                                          $           9.05